Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor Select No Load Variable Annuity®

Prospectus Dated May 1, 2016

Supplement Dated May 1, 2025

The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time, and can be found online at ameritas.com/investments/fund-prospectuses.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
PROFUNDS® TRUST ProFund Advisors LLC
Seeks investment results, before fees and expenses, that track the performance of the stated index:	ProFunds VP
S&P 500® Index [1]	ProFund VP Bull
Dow Jones Industrial AverageSM	ProFund VP Dow 30
ProFunds Europe 30 Index	ProFund VP Europe 30
S&P MidCap 400® Value Index [1]	ProFund VP Mid-Cap Value
Nasdaq-100® Index	ProFund VP Nasdaq-100
Russell 2000® Index	ProFund VP Small-Cap
S&P SmallCap 600® Value Index [1]	ProFund VP Small-Cap Value
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the stated index:	Ultra ProFunds VP
S&P 500® Index [1]	ProFund VP UltraBull
S&P MidCap 400® Index [1]	ProFund VP UltraMid-Cap
Nasdaq-100® Index	ProFund VP UltraNasdaq-100
Russell 2000® Index	ProFund VP UltraSmall-Cap
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the stated index:	Inverse ProFunds VP
S&P 500® Index [1]	ProFund VP Bear
Dow Jones Industrial AverageSM	ProFund VP Short Dow 30
Nasdaq-100® Index	ProFund VP Short Nasdaq-100
Russell 2000® Index	ProFund VP Short Small-Cap
Seeks investment results, before fees and expenses, that track the performance of the stated index:	Sector ProFunds VP
S&P Energy Select Sector Index [1]	ProFund VP Energy
Dow Jones Precious MetalsSM Index	ProFund VP Precious Metals
S&P Real Estate Select Sector Index [1]	ProFund VP Real Estate
Non-Equity ProFunds VP
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily performance of the most recently issued 30-Year U.S. Treasury Bond.	ProFund VP Rising Rates Opportunity
Seeks daily investment results, before fees and expenses, that correspond to one and one quarter times (1.25x) the daily performance of the most recently issued 30-Year U.S. Treasury Bond.	ProFund VP U.S. Government Plus
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield
Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market [2]

1	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
2	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PF 924 5-25

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 924 5-25